UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2015

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36750	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.                                        Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective October 29, 2015, Monogram Residential Trust, Inc. (the “Company”) adopted an Amended and Restated Code of Business Conduct and Ethics (the “Code”) that applies to all of the Company’s directors, officers and employees. As amended and restated, the Code (i) provides for the reporting of concerns by interested parties over the internet or through an ethics hotline, and (ii) requires that employees report any benefits, favors, gifts or entertainment over a certain dollar threshold.

The information set forth herein does not purport to be complete in scope and is qualified in its entirety by the full text of the Code, which has been filed as an exhibit to this Current Report on Form 8-K and is also posted on the Company’s website at www.monogramres.com.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
14.1	Amended and Restated Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

October 30, 2015	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
14.1	Amended and Restated Code of Business Conduct and Ethics